EX 10.11

EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of December 16, 2022 (this “Amendment”), among MSD BDC SPV I, LLC, a Delaware limited liability company, as borrower (the “Borrower”), MSD Investment Corp., a Maryland corporation, as equityholder (the “Equityholder”) and as servicer (the “Servicer”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”) and as a lender (“ Lender”) and Mitsubishi HC Capital America, Inc., as a joining lender (as the “Joining Lender”).

WHEREAS, the Borrower, the Equityholder, the Servicer, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as the collateral agent and U.S. Bank National Association, as the collateral custodian, the Facility Agent and each Agent and Lender party thereto are party to the Loan Financing and Servicing Agreement, dated as of December 21, 2021 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Joining Lender desires to become a “Lender” under the Loan Agreement and related Transaction Documents;

WHEREAS, the Borrower, the Servicer, the Facility Agent and the Lenders have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on the pages of the Loan Agreement attached as Exhibit A hereto.

SECTION 2.2. Amendments to the Exhibits and Schedules to the Loan Agreement. The Exhibits and Schedules to the Loan Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on the pages of the Exhibits and Schedules to the Loan Agreement attached as Exhibit B hereto.

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ARTICLE III

Joining Lenders

SECTION 3.1. The Joining Lender is hereby joined to the Loan Agreement and all related Transaction Documents, in each case, as a “Lender”.

ARTICLE IV

Conditions to Effectiveness

SECTION 4.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)
execution and delivery of this Amendment by each party hereto; and

(b)
all fees (including reasonable and documented fees, disbursements and other charges of external counsel to the extent invoiced one Business Day prior to the date hereof) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

ARTICLE V

Representations and Warranties

SECTION 5.1. The Borrower hereby represents and warrants to the Facility Agent and the Lenders that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE VI

Miscellaneous

SECTION 6.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

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SECTION 6.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 6.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MSD BDC SPV I, LLC, as Borrower

By:	/s/ Brian S. Williams
Name:	Brian S. Williams
Title:	CFO & Treasurer

[Signature Page to Amendment to LFSA]

MSD INVESTMENT CORP., as Equityholder and as Servicer

By:	/s/ Brian S. Williams
Name:	Brian S. Williams
Title:	CFO & Treasurer

[Signature Page to Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Erica Flor
Name: Erica Flor
Title: VP

[Signature Page to Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Erica Flor
Name: Erica Flor
Title: VP

[Signature Page to Amendment to LFSA]

MITSUBISHI HC CAPITAL AMERICA INC., as a Lender

By:	/s/ James M. Gisimo
Name: James M. Gisimo
Title: Chief Credit Officer Commercial Finance

[Signature Page to Amendment to LFSA]

Exhibit A

CONFORMED LOAN FINANCING AND SERVICING AGREEMENT

EXECUTION VERSION

Conformed through Amendment No. ~~1~~2 to the LFSA dated as of ~~November 21~~December 16, 2022

LOAN FINANCING AND SERVICING AGREEMENT

dated as of December 21, 2021

MSD BDC SPV I, LLC

as Borrower,

MSD INVESTMENT CORP.

as Equityholder and as Servicer,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

DEUTSCHE BANK AG, NEW YORK BRANCH

as Facility Agent,

THE OTHER AGENTS PARTIES HERETO,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Custodian

“Excess Concentration Measure” means, (i) during the Ramp-Up Period, the Target Portfolio Amount and (ii) thereafter, the sum of (x) the Principal Balances for all Eligible Collateral Obligations plus (y) all amounts on deposit in the Principal Collection Account.

“Excluded Amounts” means, as of any date of determination, (i) any amount deposited into the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, and (v) any amount deposited into the Collection Account in error (including any amounts relating to any portion of an asset sold by the Borrower and occurring after the date of such sale).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.16) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Servicer or the Equityholder, the Chief Executive Officer, the Chief Operating Officer of such Person, the Investment Manager or any other Person included on the incumbency certificate of the Borrower, Servicer or Equityholder, as applicable, delivered pursuant to Section 6.1(g) and, with respect to any other Person, the President, Chief Financial Officer or any Vice President.

“Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the end of the Revolving Period, $~~465,000,000~~485,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (b) from and after the end of the Revolving Period, the aggregate principal amount of all the Advances outstanding. necessary or desirable to perfect and protect the assignments and security interests granted or purported to be granted by this Agreement or to enable the Collateral Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower authorizes the filing of such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Collateral Agent (acting solely at the Facility Agent’s request) may reasonably request to protect and preserve the assignments and security interests granted by this Agreement. Such financing statements filed against the Borrower may describe the Collateral in the same manner specified in Section 12.1 or in any other manner as the Facility Agent may reasonably determine is necessary to ensure the perfection of such security interest (without disclosing the names of, or any information relating to, the Obligors thereunder), including describing such property as all assets or all personal property of the Borrower whether now owned or hereafter acquired.

(b)
The Borrower and each Secured Party hereby severally authorize the Collateral Agent, upon receipt of written direction from the Facility Agent, to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral.

(c)
It shall furnish to the Collateral Agent and the Facility Agent from time to time such statements and schedules further identifying and describing the Related Security and such other reports in connection with the Collateral as the Collateral Agent (acting solely at the Facility Agent’s request) or the Facility Agent may reasonably request, all in reasonable detail.

Section 10.19 Obligor Payment Instructions.

The Borrower acknowledges that the power of attorney granted in Section 13.10 to the Collateral Agent permits the Collateral Agent to send (at the Facility Agent’s written direction after the occurrence of an Event of Default) Obligor notification forms to give notice to the Obligors of the Collateral Agent’s interest in the Collateral and the obligation to make payments as directed by the Collateral Agent (at the written direction of the Facility Agent). The Borrower further agrees that it shall (or it shall cause the Servicer to) provide prompt notice to the Facility Agent of any misdirected or errant payments made by any Obligor with respect to any Collateral Obligation and direct such Obligor to make payments as required hereunder.

Section 10.20 Delivery of Collateral Obligation Files.

(a)
The Borrower (or the Servicer on behalf of the Borrower) shall deliver to the Collateral Custodian (with a copy to the Facility Agent at the following e-mail addresses (for electronic copies): amit.patel@db.com, erica.flor@db.com and ~~peter.sabino~~christina.flowers@db.com) the Collateral Obligation Files identified on the related Document Checklist promptly upon receipt but in no event later than five (5) Business Days of the related Funding Date; provided that any file-stamped document included in any Collateral Obligation File shall be delivered as soon as they are reasonably available (even if not within five (5) Business Days of the related Funding Date). In addition, promptly following the occurrence of an Event of Default, the Borrower shall deliver to the Collateral Custodian (with a copy to the Facility Agent at the email addresses set forth above) a fully executed assignment in blank for each Collateral Obligation for which the Servicer, the Equityholder, the Investment Manager or any of their respective Affiliates is the loan agent. The Borrower shall maintain (or cause to be maintained) for the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Collections not previously delivered to the Collateral Agent and shall, as soon as reasonably practicable upon demand of the Facility Agent, make available, or, upon the Facility Agent’s demand following the occurrence and during the continuation of a Servicer Default, deliver to the Facility Agent copies of all such Records which evidence or relate to the Collections.

(b)
The Borrower shall deliver the following: (i) all Asset Approval Requests to lenderfinance_collatreview@list.db.com, (ii) Monthly Reports delivered in connection with Section 8.5 to csg.india@db.com, abs.conduits@db.com, dbinvestor@list.db.com, amit.patel@db.com, erica.flor@db.com and ~~peter.sabino~~christina.flowers@db.com, (iii) requests or notices delivered in accordance with Sections 2.2, 2.4 or 8.3(b), to abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com, erica.flor@db.com and ~~peter.sabino~~christina.flowers@db.com and (iv) obligor reports delivered in connection with Section 7.5(l) to gcrt.ratingrequests@db.com and lenderfinance_collatreview@list.db.com.

Section 10.21 ERISA.

(a)
The Borrower will not become a Benefit Plan Investor at any time while any Obligations are outstanding.

(b)
The Borrower will not take any action, or omit to take any action, which would give rise to a non-exempt prohibited transaction under Section 406(a)(1)(B) of ERISA or Section 4975(c)(1)(B) of the Code that would subject any Lender to any tax, penalty, damages, or any other claim for relief under ERISA or the Code.

(c)
The Borrower shall not sponsor, maintain, or contribute to, any Plan. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Borrower shall not, and shall not permit any ERISA Affiliate to, permit to exist any occurrence of any ERISA Event, and (ii) the Borrower shall not permit any ERISA Affiliate to sponsor, maintain, contribute to, or incur any liability in respect of, any Plan.

Section 10.22 Risk Retention.

(a)
For so long as any Obligations are outstanding and any Lender is subject to the EU Securitization Rules, the Equityholder as an originator for purposes of the EU Securitization Rules, represents and undertakes that: (A) the Equityholder holds and will retain, on an on-going basis, a material net economic interest in the transaction contemplated by this Agreement, which shall not be less than 5% of the aggregate nominal value of all the Collateral Obligations (the “Retained Economic Interest”) measured at the time of origination

APPLE BANK FOR SAVINGS, as an Agent
and as a Lender
By:
Name:
Title:
FIRST FOUNDATION BANK, as an Agent
and as a Lender
By:
Name:
Title:
TEXAS CAPITAL BANK, as an Agent and as
a Lender
By:
Name:
Title:
MITSUBISHI HC CAPITAL AMERICA,
INC., as an Agent and as a Lender
By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent and U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian

For delivery of

Collateral Obligation files only:

U.S. Bank National Association

1719 Otis Way

Florence, South Carolina 29501

Attention: Steve Garrett

Telephone: (843) 673-0162

Facsimile: (843) 676-8901

Email: steven.garrett@usbank.com

For all other notices and communications:

U.S. Bank Trust Company, National Association

190 South LaSalle Street

Chicago, IL 60603

Attention: Global Corporate Trust – MSD BDC SPV I, LLC

Email: kevin.kasjanski@usbank.com

Telephone: (312) 332-6957

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent

One Columbus Circle

New York, New York 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com,

erica.flor@db.com and ~~peter.sabino~~christina.flowers@db.com

DEUTSCHE BANK AG, NEW YORK BRANCH,

as an Agent and as a Lender

One Columbus Circle

New York, New York 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com,

erica.flor@db.com and ~~peter.sabino~~christina.flowers@db.com

APPLE BANK FOR SAVING,

as a Lender

122 E. 42nd Street, 9th Floor

New York, NY 10168

Attention: Burt Feinberg

email: Bfeinberg@applebank.com

FIRST FOUNDATION BANK,

as a Lender

18101 Von Karman Avenue Suite 750

Irvine, CA 92612

Attention: Loan Servicing

Telephone: 949-202-4103

Facsimile: 949-202-4184

email: investor@ff-inc.com

TEXAS CAPITAL BANK,

as a Lender

2350 Lakeside Blvd., Suite 800

Richardson, TX 75082

Attention: Participation/Syndication Servicing

Email: CreditServices-PartiSyndiServicing@texascapitalbank.com

MITSUBISHI HC CAPITAL AMERICA, INC.

as a Lender

800 Connecticut Avenue
Norwalk, CT 06854

Attention: John Nocita; Kaitlyn McDonald; Doug Hirai

Telephone: 248-658-3239; 248-658-3229; 203-956-3243

Email: Jnocita@mhccna.com; docs@mhccna.com; dhirai@mhccna.com

Annex B

Lender	Commitment
Deutsche Bank AG, New York Branch	$400,000,000
First Foundation Bank	$30,000,000
Apple Bank for Savings	$20,000,000

Texas Capital Bank	$15,000,000
$15,000,000

$20,000,000

Mitsubishi HC Capital America, Inc.

Exhibit B

CONFORMED EXHIBITS AND SCHEDULES TO LOAN FINANCING AND SERVICING

AGREEMENT

Conformed through Amendment No. ~~1~~2 dated ~~November 21~~December 16, 2022

SCHEDULES AND EXHIBITS

TO

LOAN FINANCING AND SERVICING AGREEMENT

Dated as of December 21, 2021

(MSD BDC SPV I, LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Electronic Asset Approval Request
EXHIBIT C-4	Form of Prepayment Notice
EXHIBIT C-5	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Joinder Agreement
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	Moody’s Industry Classification Group List
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Credit and Collection Policy
SCHEDULE 5	Account Numbers

Deutsche Bank AG, New	$_______
York Branch

First Foundation Bank	$_______

Apple Bank for Savings	$_______

Texas Capital Bank	$_______

Mitsubishi HC Capital	$_______
America, Inc.
Total	$_______

2.
The Advance be made to the Borrower on [_______], 20[__] (the “Advance Date”) on [____] days’ notice; and

3.
The proceeds of the Advance be wired to the Collateral Agent for distribution to (or on behalf of) the Borrower on the Advance Date pursuant to the following wiring instructions:

Bank: [_________]

ABA #: [_________]

Account Name: [_________]

Account Number: [_________]

Reference: [_________]

After giving effect to the Advance and the Collateral Obligation(s) to be purchased by the Borrower with the proceeds of the Advance, as calculated as of the Advance Date, the aggregate principal amount of all Advances outstanding shall not exceed the lowest of (a) the Facility Amount, (b) the Borrowing Base and (c) the Maximum Availability.

By its acceptance of the Advance, the Borrower represents that the conditions described in Section 6.2 of the Loan Financing Agreement have been satisfied with respect to such Advance.

The Borrower agrees that (x) this Advance Request is irrevocable; provided, that if this Advance Request is conditioned upon the effectiveness of other transactions, it may be revoked or delayed by the Borrower (by notice to the Facility Agent on or prior to the proposed Advance Date) if such other transactions fail to become effective, and (y) if prior to the Advance Date any matter certified to herein by it will not be true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all

Lender	Current	Current	Advances to be	Advances After
	Commitment	Advances	Prepaid	Prepayment
Outstanding

Deutsche Bank	$_______	$_______	$_______	$_______
AG New York
Branch

First Foundation	$_______	$_______	$_______	$_______
Bank
Apple Bank for	$_______	$_______	$_______	$_______
Savings
Texas Capital	$_______	$_______	$_______	$_______
Bank
Mitsubishi HC	$_______	$_______	$_______	$_______
Capital America,
Inc.
Total	$_______	$_______	$_______	$_______

2.
The prepayment shall be made by the Borrower on [_______], 20[__] (the “Prepayment Date”); and

3.
The amount of such prepayment shall be wired to the Collateral Agent for distribution to (or on behalf of) the Lenders on the Prepayment Date

The Borrower represents that the conditions described in Section 2.4 of the Loan Financing Agreement have been satisfied with respect to such prepayment.

The Borrower has caused this Prepayment Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer on the date first set forth above.